Concentrations and Risks	6 Months Ended
Jun. 30, 2025
Risks and Uncertainties [Abstract]
Concentrations and Risks

Note 16 - Concentrations and Risks

Concentrations

(a) Major customers

The Company does not have any significant concentrations of risk related to major customers. Given the dynamic nature of the business, the number of customers fluctuates frequently. Moreover, the individual impact of each customer on the business is minimal. Therefore, we do not anticipate this fluctuation in customer numbers to pose a significant risk to the business.

(b) Major vendors

Due to the nature of the business, we engage in a network of coaches to operate and run our swimming classes. This causes the impact of each coach to be minimal and we do not foresee extreme disruption in the business if some coaches decide to leave the business.

(c) Credit Risk

Credit risk is the potential financial loss to the Company resulting from the failure of a customer or a counterparty to settle its financial and contractual obligations to the Company, as and when they fall due. As the Company does not hold any collateral, the maximum exposure to credit risk is the carrying amounts of trade and other receivables (exclude prepayments) and cash and cash equivalents presented on the unaudited interim consolidated balance sheets. The Company has no other financial assets which carry significant exposure to credit risk.

Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making contractual payment.

As of December 31, 2024 and June 30, 2025, there was nil and $40,000 outstanding, respectively, from a single customer, representing 100% of the total net accounts receivable balance.

(d) Interest rate risk

As the Company has no significant interest-bearing assets, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

The Company’s interest-rate risk arises from bank borrowings. The Company manages interest rate risk by varying the issuance and maturity dates of variable rate debt, limiting the amount of variable rate debt, and continually monitoring the effects of market changes in interest rates. As of December 31, 2024 and June 30, 2025, the borrowings were at the range of 2.5% to 4.82% interest rates.

(e) Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore, there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate post higher or lower profit depending on the exchange rate of S$ converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

(e) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s policy is to ensure that it has sufficient cash to meet its liabilities when they become due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation. A key risk in managing liquidity is the degree of uncertainty in the cash flow projections. If future cash flows are fairly uncertain, the liquidity risk increases.